Offerings - Offering: 1	Jan. 15, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	9.125% Senior Notes due 2030
Amount Registered | shares	103,500,000
Maximum Aggregate Offering Price	$ 103,500,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 15,845.85
Offering Note	Includes $13,500,000 aggregate principal amount of 9.125% Senior Notes due 2030 that may be offered and sold pursuant to the exercise in full of the underwriters' option to purchase additional notes to cover over-allotments.